Exhibit 10.10

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (the “Agreement”) is made as of February 26, 2013, by and among The Resolute Fund, L.P., The Resolute Fund Singapore PV, L.P., The Resolute Fund Netherlands PV I, L.P., The Resolute Fund Netherlands PV II, L.P., The Resolute Fund NQP, L.P., JZ Capital Partners Limited, Edgewater Private Equity Fund III, L.P., Edgewater Growth Capital Partners, L.P. (collectively, the “Investors”) and TAL International Group, Inc. (the “Company”).

WHEREAS, the Investors and the Company are parties to that certain Second Amended and Restated Shareholders Agreement, dated as of March 23, 2012 (the “Shareholders Agreement”);

WHEREAS, the Company has entered into that certain Underwriting Agreement, dated as of February 21, 2013 (the “Underwriting Agreement”), among the Company, the Investors and Merrill Lynch, Pierce, Fenner & Smith Incorporated; and

WHEREAS, the Investors and the Company desire to terminate the Shareholders Agreement effective as of the closing of the transactions contemplated by the Underwriting Agreement (the “Closing”).

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Termination.  Effective as of the Closing, the Shareholders Agreement is hereby terminated, all rights, obligations and duties thereunder are hereby cancelled and the Shareholders Agreement shall have no further force or effect, except that Sections 3.1(d) and 3.4 of the Shareholders Agreement (Indemnification) shall remain in full force and effect.

2.             Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

3.             Governing Law.  This Agreement shall be governed by and interpreted in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

TAL INTERNATIONAL GROUP, INC.

By:
Name:
Title:

THE RESOLUTE FUND, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:	A. Richard Caputo, Jr.
Title:	Authorized Member

THE RESOLUTE FUND SINGAPORE PV, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:	A. Richard Caputo, Jr.
Title:	Authorized Member

THE RESOLUTE FUND NETHERLANDS PV I, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:	A. Richard Caputo, Jr.
Title:	Authorized Member

THE RESOLUTE FUND NETHERLANDS PV II, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:	A. Richard Caputo, Jr.
Title:	Authorized Member

THE RESOLUTE FUND NQP, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:	A. Richard Caputo, Jr.
Title:	Authorized Member

JZ CAPITAL PARTNERS LIMITED

By:
Name:	David W. Zalaznick
Title:	Investment Manager

EDGEWATER PRIVATE EQUITY FUND III, L.P.

By: Edgewater III Management L.P., its General Partner

By: Gordon Management, Inc., its General Partner

By:
Name:	James A. Gordon
Title:	President

EDGEWATER GROWTH CAPITAL PARTNERS, L.P.

By: Edgewater Growth Capital Management, LLC, its General Partner

By:
Name:	James A. Gordon
Title:	Managing Principal